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                                                                  EXHIBIT 10.6

[iPrint.com LETTERHEAD]

August 26, 1999



James McCormick
117 Madera Court
Los Gatos, CA 95032

Dear James,

We are pleased to offer you a position with iPrint, Inc (the "Company) as Chief Financial Officer (CFO) commencing October 1, 1999 (or sooner).

We are proposing the following compensation package.

  -------------------------------------- ------------------------------------
           Annual Base Salary                       Stock Options
                $150,000                               290,000
  -------------------------------------- ------------------------------------


(Your annual base salary will be paid in accordance with the Company's normal bimonthly payroll procedures.)

         GUARANTEED BONUS (FIRST YEAR)- to be paid over 12 months as a part of normal payroll.

         $50,000

         SIGNING BONUS- to be paid Jan 2, 2000 (1 year of employment or full refund)

         $40,000

         OPTION PURCHASE- Company to structure a promissory note allowing James McCormick to purchase options (upon employment commencement). Term to be four (4) years, plus interest to be determined.

You will receive stock options at fair market value, which will vest over a four-year period. Please note the attached ACCELERATION CLAUSE which will be include as a part of your Option Agreement.


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OTHER CONSIDERATIONS:

- As a company employee, you will be eligible for full health coverage, including dental and vision benefits, assuming you meet the insurance underwriter's requirements for insurability. This would be effective on the lst of the month following 30 days employment.

- As a company employee, you will be eligible to participate in the company's 401K plan, after 3 months with the company.

This offer is subject to you signing and returning Exhibit A (At Will Agreement) of this offer letter and the Non-disclosure Agreement and Proprietary Rights Assignment, a copy of which is attached as Exhibit B.



Sincerely,

iPrint, inc.

By: /s/ Gregory Korjeff
    -----------------------------------

Title: VP Operations
       --------------------------------

ACCEPTED:

Signature: /s/ James McCormick
           ----------------------------

Dated:    9/17/99
       --------------------------------


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                                  IPRINT, INC.
                                 PROMISSORY NOTE
                              AND PLEDGE AGREEMENT




$ 655,400                                                      October 13, 1999
                                                       Redwood City, California

         FOR VALUE RECEIVED, the undersigned promises to pay to iPrint, Inc., a California corporation (the "Company"), or order, at its principal office (now located in Redwood City, California) the principal sum of six hundred fifty-five thousand four hundred dollars ($655,400) on October 13, 2003 (the "Maturity Date"). Unpaid principal shall bear interest from the date hereof at a rate of Five and Ninety-Six percent (5.96%) per annum, compounded annually. Accrued but unpaid interest shall be payable on each anniversary of the date hereof and on the Maturity Date. The entire outstanding balance of principal and accrued but unpaid interest shall be due and payable on the Maturity Date.

         Each payment shall be credited first to interest then due and the remainder to principal. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, provided such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

         The Company may at its option accelerate, in whole or in part, the maturity of the outstanding principal balance due on this Note and any accrued interest thereon upon the occurrence of any of the following events:

         (1) The termination of the undersigned's employment with the Company (or any present or future parent and/or subsidiary corporations of the Company) for any reason, or no reason, with or without cause.

         (2) A default in the payment of any installment of principal and/or interest when due.

         (3) A sale of the Pledged Stock (as defined below).

         (4) Such acceleration is reasonably necessary for the Company to comply with any regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with the Company's securities.

         The undersigned waives demand, presentment, notice of protest, notice of demand, dishonor, diligence in collection and notices of intention to accelerate maturity. Any such acceleration may be automatically effectuated by the Company by making an entry to such effect in its records, in which event the unpaid balance on this Note shall become immediately due and payable without demand or notice.


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         Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay any amount due hereunder, without premium or penalty.

         In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys' fees.

         The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

         As security for the full and timely payment of this Note, the undersigned hereunder pledges and grants to the Company a security interest in two hundred ninety thousand (290,000) shares of the Company's common stock (the "Pledged Stock") purchased by the undersigned pursuant to the terms of the Company's 1997 Stock Option Exercise Form attached hereto as Exhibit A. The undersigned shall, upon execution of this Note, deliver all certificates representing the Pledged Stock to the agent for the Company (the "Agent") pursuant to the Joint Escrow Instructions of even date herewith between the Company and the maker of this Note. The Agent shall hold the Pledged Stock solely for the benefit of the Company to perfect the security interest granted hereunder.

         Notwithstanding the foregoing, the undersigned acknowledges that this
Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned (i) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (ii) agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

         In the event the undersigned desires to obtain a release from the Company's security interest in some or all of the Pledged Stock, the undersigned shall pay that portion of the principal balance of this Note equal to the purchase price of the Pledged Stock being released plus accrued interest thereon. The Company shall thereafter instruct the Agent to effect such release, provided that the fair market value of the Pledged Stock to remain subject to the Company's security interest (as determined by the Board of Directors of the Company or by the closing price of the Company's common stock on the NASDAQ National Market System, or any successor listing, on the date of such notice) shall satisfy the conditions of Regulation G, as promulgated by the Board of Governors of the Federal Reserve System, or other comparable law or regulation.

         The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.


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         As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

         As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

         This Note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.


                                       /s/ James P. McCormick
                                       -------------------------------------
                                       Signature

                                       James P. McCormick
                                       -------------------------------------
                                       James McCormick




         iPrint, Inc., a California corporation, hereby approves the terms of the above promissory note (the "Note") executed by Mr. James McCormick effective as of October 13, 1999.


Dated:    10/13/99                     iPrint, Inc.
      ------------------               a California corporation


                                       /s/ Nickoletta T. Farros-Swank
                                       -------------------------------------
                                       Secretary





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